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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 18, 1999

                       Service Corporation International
             (Exact name of Registrant as specified in its Charter)


                  Texas                          1-6402-1                   74-1488375
      (State or Other Jurisdiction             (Commission                (IRS Employer)
           of Incorporation)                   File Number)             Identification No.)


           1929 Allen Parkway
             Houston, Texas                                                     77019
(Address of Principal Executive Offices)                                      (Zip Code)


       Registrant's telephone number, including area code: (713) 522-5141
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Item 5.   Other Events.

          On November 18, 1999, Service Corporation International, a Texas corporation (the "Company"), announced that George R. Champagne, Executive Vice President and Chief Financial Officer, is leaving the Company as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.

          On November 23, 1999, the Company announced (i) the formation of a special committee of the Company's Board of Directors to expedite cost reduction, cash flow enhancement and debt reduction initiatives, and
(ii) certain factors that may adversely impact results for 2000. The foregoing is more fully described in the press release filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.   Exhibits.

          (c)  Exhibits.
               99.1 Press release dated November 18, 1999 issued by the Company.
               99.2 Press release dated November 23, 1999 issued by the Company.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SERVICE CORPORATION INTERNATIONAL

Date: November 23, 1999                      By: /s/ JAMES M. SHELGER
                                                ---------------------------
                                                  James M. Shelger
                                                  Senior Vice President,
                                                  General Counsel
                                                  and Secretary
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                               INDEX TO EXHIBITS


99.1     Press release dated November 18, 1999 issued by the Company

99.2     Press release dated November 23, 1999 issued by the Company